Summary of Significant Accounting Policies Product liability (Policies)	12 Months Ended
Dec. 28, 2013
Payables and Accruals [Abstract]
Product Liability Contingencies [Table Text Block]
Product Liability: Based on historical loss trends and anticipated loss on products sold, the Company accrues for product liability claims through its self-insurance program in effort to adequately cover future losses. Additionally, the Company accrues for product liability claims when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated. Receivables for insurance recoveries from prior product liability insurance coverage are recognized when it is probable that a recovery will be realized. We are currently the subject of product liability litigation proceedings and other proceedings described in more detail at Note 5.